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                                                                    EXHIBIT 99.1

                        CONVERSION AND EXCHANGE AGREEMENT

        CONVERSION AND EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of October 15, 2001, by and among General Magic, Inc., a Delaware corporation, with headquarters located at 420 N. Mary Avenue, Sunnyvale, California 94085 (the "COMPANY"), and the investors listed on the Schedule of Investors attached hereto (individually, an "INVESTOR" and collectively, the "INVESTORS").

        WHEREAS:

        A. The Company has entered into that certain securities purchase agreement, dated as of March 30, 1999, with each of the Investors (including DeAM Convertible Arbitrage Fund, Ltd., which became a party to such agreement through assignment) and each of certain other entities (the "OTHER INVESTORS") (as amended by the Series F Exchange Agreement (as defined below) and subject to that certain waiver agreement, made and entered into as of September 9, 1999, by and among the Company, the Investors and certain other entities (the "WAIVER AGREEMENT"), the "SERIES D SECURITIES PURCHASE AGREEMENT"), pursuant to which each of the Investors and each of the Other Investors purchased from the Company
(I) shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "SERIES D PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on March 30, 1999 (the "SERIES D CERTIFICATE OF DESIGNATIONS") and (II) warrants (the "SERIES D WARRANTS") to purchase shares of Common Stock (as exercised, collectively, the "SERIES D WARRANT SHARES");

        B. The Company has entered into that certain securities purchase agreement, dated as of March 3, 1998, with each of the Investors (including DeAM Convertible Arbitrage Fund, Ltd., which became a party to such agreement through assignment) and each of the Other Investors (the "SERIES B SECURITIES PURCHASE AGREEMENT"), pursuant to which each of the Investors and each of the Other Investors purchased from the Company (I) shares of the Company's Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK"), which are or were convertible into shares of the Common Stock, and (II) warrants (the "SERIES B WARRANTS") to purchase shares of Common Stock (as exercised, collectively, the "SERIES B WARRANT SHARES");

        C. The Company has entered into that certain exchange agreement, dated as of September 9, 1999, with each of the Investors (including DeAM Convertible Arbitrage Fund, Ltd., which became a party to such agreement through assignment) and each of the Other Investors (the "SERIES F EXCHANGE AGREEMENT"), pursuant to which each of the Investors and each of the Other Investors acquired from the Company, in exchange for certain shares of Series D Preferred Stock, shares of the Company's Series F Convertible Preferred Stock, par value $0.001 per share (the "SERIES F PREFERRED STOCK"), which are convertible into shares of Common Stock, in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series F Convertible Preferred


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Stock filed with the Secretary of State of the State of Delaware on September 9,
1999 (the "SERIES F CERTIFICATE OF DESIGNATIONS");

        D. The Company has entered into that certain securities purchase agreement, dated as of March 29, 2000, with each of the Investors and each of certain other entities named therein (the "SERIES H SECURITIES PURCHASE AGREEMENT"), pursuant to which each of the Investors purchased from the Company
(I) shares of the Company's Series H Convertible Preferred Stock, par value $0.001 per share, which are convertible into shares of Common Stock in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series H Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on April 18, 2000 (the "SERIES H CERTIFICATE OF DESIGNATIONS") and (II) warrants (the "SERIES H WARRANTS" and, collectively with the Series B Warrants and Series D Warrants, the "WARRANTS") to purchase shares of Common Stock (as exercised, collectively, the "SERIES H WARRANT SHARES" and, collectively with the Series B Warrant Shares and Series D Warrant Shares, the "WARRANT SHARES");

        E. The Company wishes (i) to have each Investor convert that respective number of shares of Series D Preferred Stock and Series F Preferred Stock set forth opposite its name on the Schedule of Investors (collectively among all the Investors, the "PREFERRED SHARES") at the Closing (as defined below) into that respective aggregate number of shares of Common Stock set forth opposite its name on the Schedule of Investors (collectively among all the Investors as converted, the "CONVERSION SHARES") and (ii) to issue to each such Investor a 5% Secured Note due April 15, 2003 (each a "NOTE", and collectively, the "NOTES") in the form of Exhibit A hereto in the original principal amount set forth opposite each such Investor's name on the Schedule of Investors (which original principal amounts in the aggregate shall equal $1,250,000) (the "CONVERSION PAYMENT") in exchange for (a) that respective aggregate number of shares of Common Stock set forth opposite its name on the Schedule of Investors and (b) the Warrants representing the right to purchase that number of Warrant Shares set forth opposite each such Investor's name on the Schedule of Investors; and

        F. Contemporaneously with the execution and delivery of this Agreement, the Company is entering in a Security Agreement ("SECURITY AGREEMENT") in favor of the Investors pursuant to which the obligations under the Secured Notes will be secured by a lien on all the assets of the Company;

        NOW THEREFORE, the Company and the Investors hereby agree as follows:

        1. CONVERSION OF PREFERRED SHARES AND EXCHANGE OF CONVERSION SHARES AND WARRANTS.

               a. Conversion of Preferred Shares and Exchange of Conversion Shares and Warrants. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, at and as of the consummation of the transactions contemplated hereunder (the "CLOSING"):


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                      (i) each Investor hereby elects to convert that number of
shares of Series D Preferred Stock and Series F Preferred Stock set forth opposite each such Investor's name on the Schedule of Investors into Conversion Shares, and the Company shall issue and deliver to the Investors that number of Conversion Shares set forth opposite each such Investor's name on the Schedule of Investors; and

                      (ii) the Company shall issue and deliver to each Investor that original principal amount of Notes set forth opposite each Investor's name on the Schedule of Investors (which amounts in the aggregate shall equal $1,250,000) in exchange for each Investor's surrender and tender to the Company of that number of Conversion Shares and Warrants representing the right to purchase that number of Warrant Shares set forth opposite each such Investor's name on the Schedule of Investors.

               b. Closing Mechanics. The date and time of the Closing (the "CLOSING DATE") shall be October 16, 2001, subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 (or such later date as is mutually agreed to by the Company and each of the Investors). On the Closing Date:

                      (i) affidavits of lost stock certificates representing the Preferred Shares and the documents representing the Warrants shall have been delivered to counsel for the Investors to surrender to the Company upon Closing;

                      (ii) the Company shall have executed and delivered the Secured Notes to counsel for the Company for forwarding to the Investors upon Closing (so long as such counsel agrees that it shall be holding such Notes on behalf of the Investors upon consummation of the Closing);

                      (iii) the Company shall cause its transfer agent to transmit the Conversion Shares which are not being exchanged hereunder electronically through the Deposit Withdrawal Agent Commission System to the Investors by crediting the account of the Investors set forth opposite each Investor's name on the Schedule of Investors on the Closing Date; and

                      (iv) the Conversion Shares which are being exchanged hereunder shall be issued to the Investors upon Closing and immediately thereafter exchanged by the Company for the Notes, without certificates therefor being issued except to the extent required by law or to the extent otherwise necessary or desirable. If certificates for such shares are required to be delivered, such certificates shall be promptly returned to the Company for cancellation.

               c. The Preferred Shares shall not be deemed converted and shall remain outstanding unless and until the Company shall have delivered the Notes to counsel for the Company for forwarding to the Investors upon Closing in accordance with clause (b)(ii) above.


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        2. INVESTOR'S REPRESENTATIONS AND WARRANTIES.

               Each Investor represents and warrants with respect to only itself that:

               a. Authorization; Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement; and
(ii) this Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and constitutes valid and binding agreements of such Investor enforceable against such Investor in accordance with its terms.

               b. No Conflicts. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated hereby will not result in a violation of the certificate of incorporation, by-laws or other documents of organization of such Investor. Such Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.

               c. Ownership of Preferred Shares and Warrants. Such Investor is the sole beneficial owner of the number of shares of Series D Preferred Stock and Series F Preferred Stock and the Warrants representing a number of Warrant Shares, in each case, set forth opposite such Investor's name on the Schedule of Investors; assuming that the Company issued such shares of Series D Preferred Stock and Series F Preferred Stock and such Warrants to such Investor free and clear of any Encumbrance (as defined below), other than restrictions imposed by securities laws, then such Investor's shares of Series D Preferred Stock and Series F Preferred Stock and such Investor's Warrants are free and clear of any Encumbrance, other than restrictions imposed by securities laws. Such Investor does not own or have any interest in any shares of Series D Preferred Stock or Series F Preferred Stock or in any Warrants except for that number of shares of Series D Preferred Stock and Series F Preferred Stock and Warrants to purchase that number of Warrant Shares, in each case, set forth opposite such Investor's name on the Schedule of Investors. For purpose of this Section 2(c), "ENCUMBRANCE" means any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim or restriction of any kind, including without limitation, any restriction on use, transfer or receipt of income, options, pledges, rights of first refusal, voting trusts, proxies or stockholder, member or similar agreements or other restrictions of any nature whatsoever.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company represents and warrants to each of the Investors that:

               a. Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power and authorization to own its properties and to carry


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on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement, the Notes, the Security Agreement and Affidavit of Loss and Indemnity Agreement (collectively, the "TRANSACTION DOCUMENTS").

               b. Authorization; Enforcement; Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, and to issue the Conversion Shares and the Notes and to exchange the Warrants and the Conversion Shares being exchanged hereunder in accordance with the terms hereof and thereof; (ii) the execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders; (iii) this Agreement and the other Transaction Documents have been duly executed and delivered by the Company; and (iv) this Agreement and the other Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

               c. No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company's Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the Company's By-laws;
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof and thereof. Neither the Company nor any of its


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Subsidiaries or any of their officers, directors, agents or employees have provided the Investors with any material, nonpublic information.

               d. Acknowledgment Regarding Investors' Entering into this Agreement. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any of the Investors or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor's entering into this Agreement. The Company further represents to each Investor that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

               e. Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Subject to the qualifications set forth below, the Company is not, and will not become upon consummation of the transactions contemplated hereby, insolvent within the meaning of any bankruptcy law, the Delaware General Corporation Law or any law relating to fraudulent conveyance or fraudulent transfer. Based on the financial condition of the Company as of the Closing Date (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities and the obligations under the Secured Notes) as they mature, and (ii) the Company's assets do not constitute unreasonably small capital to carry out its business through January 31, 2001 as now conducted and as proposed to be conducted including the capital needs through January 31, 2001 taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof. The Company is currently able to pay its debts as they become due. Based on the financial condition of the Company as of the Closing Date, if the Company were to liquidate all of its assets, the Company would have sufficient amounts of cash to pay all of its debts (including the Notes).

               f. Impairment. The capital of the Company is not currently impaired nor will it become impaired as a result of the transactions contemplated hereby, including without limitation the Exchange of Conversion Shares in exchange for the Notes.

               g. Issuance of Securities. The Conversion Shares are duly authorized and reserved for issuance and, upon issuance in accordance with the terms of this Agreement, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, freely tradeable under the Securities Act of 1933, as amended, and listed for trading and quoted on the Nasdaq National Market.


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               h. Lien Priority. Except for Permitted Liens (as defined in the
Security Agreement), none of the Company or any subsidiary of the Company has entered into or granted any security agreements, or permitted the filing or attachment of any security interests on or affecting any of the Collateral (as defined in the Security Agreement) directly or indirectly securing repayment of the Company's indebtedness under the Note or other Transaction Documents, that would be prior or that may in any way be superior to the Investors' security interests and rights in and to such Collateral, and upon Closing the Investors shall have a valid security interest in such Collateral. Subject to Permitted Liens now existing or hereafter attaching to any of the Collateral, upon the proper filing of a UCC Financing Statement in the form attached hereto as Exhibit C with the Secretary of State of the State of Delaware, all the security interests in such Collateral which may be perfected by a filing of a UCC Financing Statement will have been perfected and will have priority, at the time of such filing of the UCC Financing Statement with the Secretary of State of the State of Delaware, over any other security interests in such property perfected by filing after such time.

               i. Security Interest. The Company represents and agrees that (1) the security interest created by the Security Agreement does not and shall not constitute a preferential transfer within the meaning of any bankruptcy or insolvency law, and (2) in exchange for the issuance of the Notes and the granting of the security interest created by the Security Agreement, the Company is receiving fair consideration and reasonably equivalent value within the meaning of any laws regarding fraudulent conveyances or transfers.

               j. SEC Documents. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT" or "1934 ACT"), and the Company and its subsidiaries have filed all reports, schedules, forms, statements and other documents required to be filed by them with the Securities and Exchange Commission ("SEC") since December 31, 2000 pursuant to the reporting requirements of the Exchange Act, including all such proxy information, solicitation statement and registration statements, and any amendments thereto required to have been filed as of the Closing Date (all of the foregoing including filings incorporated by reference therein, together with all registration statements filed under the Securities Act, being referred to herein as the "SEC DOCUMENTS"), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. As of their respective filing dates, the SEC Documents (subject to the proviso contained in the following sentence) complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, the SEC Documents contain all material information concerning the Company and its subsidiaries required to be disclosed therein as of the dates thereof (provided that the parties acknowledge that the SEC may require additional disclosures by the Company in its Registration Statement (and/or the documents


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incorporated therein by reference) which was initially filed on Form S-3 on July
27, 2001 and was amended pursuant to a Form S-3/A filed September 20, 2001 to comply with comments made or to be made by the SEC to such filings in connection with its review thereof), and no event or circumstance has occurred prior to the date hereof or will have occurred on or prior to the Closing Date which would require the Company to disclose such event or circumstance in order to make the statements in the SEC Documents not misleading but which has not, or will have not, been so disclosed. Except as disclosed in the SEC Documents, since December 31, 2000, no Material Adverse Effect has occurred or exists, and no event or circumstance has occurred that with notice or the passage of time or both is reasonably likely to result in a Material Adverse Effect with respect to the Company or its subsidiaries on a consolidated basis.

               k. Financial Statements. (i) The financial statements (including any related notes) of the Company and its subsidiaries included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto and (ii) such financial statements were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements) and fairly presented in all material respects the financial position of the Company and its subsidiaries as of the respective dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments) (provided that the parties acknowledge that the SEC may require additional disclosures by the Company in its Registration Statement (and/or the documents incorporated therein by reference) which was initially filed on Form S-3 on July 27, 2001 and was amended pursuant to a Form S-3/A filed September 20, 2001 to comply with comments made or to be made by the SEC to such filings in connection with its review thereof).

               l. Principal Market. The principal market on which the Common Stock is currently quoted is the Nasdaq National Market. The Company is, and will immediately following Closing be, listed and quoted on the Nasdaq National Market, and is not aware of any event or circumstance that would materially adversely effect the transactions contemplated hereby.

        4. COVENANTS.

               a. Best Efforts. Each party shall use its best efforts timely to satisfy the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

               b. Expenses. At the Closing, the Company shall pay a legal expense allowance of up to $12,500 in the aggregate to the Investors by wire transfer of immediately available funds in accordance with Halifax Fund, L.P.'s written wire instructions, such amount to be apportioned by the Investors as may be agreed upon by the Investors.


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               c. Disclosure of Transaction and Other Material Information. On
or before the second (2nd) Business Day (as defined below) following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and consummated at the Closing, in the form required by the Exchange Act, and attaching as exhibits to such Form 8-K a copy of this Agreement and the other Transaction Documents (the "8-K FILING"). From and after the 8-K Filing, no Investor shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

               d. Rule 144 Availability for Conversion Shares; No Legend on Conversion Shares. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by the Investor that the Investor's holding period of any Conversion Shares for purposes of Rule 144 relates back (i.e., tacks) to the holding period for the shares of Series D Preferred Stock. The Company acknowledges and agrees that, so long as the Investor is not an Affiliate (as defined in Rule 144(a)(1) of the Securities Act of 1933 (the "1933 ACT" or "SECURITIES ACT")) of the Company and has not been an Affiliate of the Company at any time during the prior three (3) months, the Investor can offer and sell the Conversion Shares without registration under the 1933 Act pursuant to Rule 144(k) under the 1933 Act. The Company agrees that any certificate representing the Conversion Shares shall not bear any restrictive legend.

        5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company to pay the Conversion Payment to an Investor and to exchange such Investor's Warrants and a portion of the Conversion Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

        1) Such Investor shall have duly executed this Agreement and delivered the same to the Company.


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                      (ii) Such Investor shall have duly executed and delivered
to the Company (A) a Conversion Notice (as defined in the Series D Certificate of Designations) for the conversion at the Closing of that number of Series D Preferred Shares set forth opposite its name on the Schedule of Investors and
(B) a Conversion Notice (as defined in the Series F Certificate of Designations) for the conversion at the Closing of that number of Series F Preferred Shares set forth opposite its name on the Schedule of Investors.

                      (iii) Such Investor shall have delivered to the Company or its designee an Affidavit of Loss and Indemnity Agreement with respect to (a) the certificates representing that number of Series D Preferred Shares and Series F Preferred Shares set forth opposite such Investor's name on the Schedule of Investors and (b) the Warrants representing the right to purchase that number of Warrant Shares set forth opposite such Investor's name on the Schedule of Investors.

                      (iv) The representations and warranties of such Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

        6. CONDITIONS TO EACH INVESTOR'S OBLIGATION TO CONVERT. The obligation of each Investor hereunder to convert the Preferred Shares held by it from the Company and to permit the Company to exchange such Investor's Warrants and a portion of such Investor's Conversion Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

                      (i) The Company shall have duly executed this Agreement and the Security Agreement and delivered the same to such Investor; by execution of the Security Agreement, the Company authorizes the execution and filing of a UCC Financing Statement in the form attached hereto as Exhibit C by the Investors or the Collateral Agent.

                      (ii) The Company (A) shall have caused its transfer agent to transmit the Conversion Shares (free of any restrictions on transfer) to be issued to such Investor at the Closing (as set forth in Section 1(a)) electronically through the Deposit Withdrawal Agent Commission System to such Investor by crediting the account of such Investor set forth opposite such Investor's name on the Schedule of Investors, and (B) shall have issued and delivered the duly executed respective Note to such Investor (as set forth in Section 1).

                      (iii) The Company shall have delivered to the Investors the amount set forth in Section 4(b) by wire transfer of immediately available funds.


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                      (iv) The Common Stock shall be authorized for quotation on the Nasdaq National Market and trading in the Common Stock on the Nasdaq
National Market shall not have been suspended by the SEC or The Nasdaq Stock Market, Inc.

                      (v) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement and the Security Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                      (vi) Such Investor shall have received the opinion of Gibson, Dunn & Crutcher LLP, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Investor and in substantially the form of Exhibit B attached hereto.

                      (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Investor (the "RESOLUTIONS").

        7. INDEMNIFICATION. In consideration of each Investor's execution and delivery of this Agreement and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Investor and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Security Agreement, the Note or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Security Agreement, the Note or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim by another Investor) and arising out of or resulting from (i) the execution, delivery, performance, breach by the Company or enforcement of this Agreement, the Security Agreement, the Note or any other certificate, instrument or document contemplated hereby or thereby, or (ii) solely the status of such Investor or holder of the Conversion Shares as an investor in the Company. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee to the extent such liability arises out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement (as defined in the Series F Exchange Agreement), including, without limitation, those procedures with respect to the settlement of claims and Company's right to assume the defense of claims.

        8. GOVERNING LAW; MISCELLANEOUS.

               a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               e. Entire Agreement; Amendments. This Agreement, together with the Security Agreement and Notes and the instruments referenced herein, supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, together with the Security Agreement and Notes and the instruments referenced herein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Notwithstanding the foregoing, the Series D Securities Purchase Agreement, the Waiver Agreement, the Series F Exchange Agreement, the Series H Securities Purchase Agreement, the Series B Securities Purchase Agreement, the Warrants, the Series D Certificate of Designations, the Series F Certificate of Designations, that certain registration rights agreement, dated as of March 30, 1999, among the Company, the Investors and the Other Investors relating to the Series D Securities Purchase Agreement (the "SERIES D REGISTRATION RIGHTS AGREEMENT"), that certain registration rights agreement, dated as of September 9, 1999, among the Company, the Investors and certain other investors relating to the Series F Exchange Agreement (the "SERIES F REGISTRATION RIGHTS AGREEMENT"), that certain registration rights agreement, dated as of March 3, 1998, among the Company and certain buyers (including the Investors) named therein relating to the Securities Purchase Agreement (the "SERIES B REGISTRATION RIGHTS AGREEMENT"), that certain registration rights agreement, dated as of March 29, 2000, among the Company and certain buyers (including the Investors) named therein relating to the Series H Securities Purchase Agreement (the "SERIES H REGISTRATION RIGHTS AGREEMENT") and the two letter agreements between the Company and the Investors, dated March 31, 1999 and September 9, 1999, respectively, relating to the Series D Preferred Stock and the Series F Preferred Stock, respectively (collectively, the "SIDE LETTER AGREEMENTS") shall remain in full force and effect and, prior to the Closing, the Warrants shall remain in full force and effect. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

               f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon receipt, when delivered by a delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                      General Magic, Inc.
                      420 N. Mary Avenue
                      Sunnyvale, California 94085
                      Telephone:    (408) 774-4000
                      Facsimile:    (408) 774-4033
                      Attention:    President

                             with a copy to:

                      Gibson, Dunn & Crutcher LLP
                      2029 Century Park East
                      40th Floor
                      Los Angeles, California 90067
                      Telephone:    (310) 557-8041
                      Facsimile:    (310) 552-7018
                      Attention:    Russell C. Hansen, Esq.

               If to an Investor, to:

                      c/o The Palladin Group, L.P.
                      195 Maplewood Avenue
                      Maplewood, New Jersey  07040
                      Telephone:  (973) 313-6477
                      Facsimile:   (973) 313-6491
                      Attn:  Maurice Hryshko

                             with a copy to:

                      Kleinberg, Kaplan, Wolff & Cohen, P.C.
                      551 Fifth Avenue, 18th Floor
                      New York, New York 10176
                      Telephone:    212-986-6000
                      Facsimile:    212-986-8866
                      Attention:    Stephen Schultz, Esq.

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt
(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or
(iii) above, respectively.

               g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor, including by merger, consolidation or otherwise. An Investor may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

               h. No Third Party Beneficiaries. Except for Section 8(q), this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               i. Survival. Unless this Agreement is terminated under Section 8(l), the representations and warranties of the Company and the Investors contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

               j. Publicity. The Company and each Investor shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

               k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               l. Termination. In the event that the Closing shall not have occurred with respect to an Investor on or before three (3) Business Days from the date hereof due to the Company's or such Investor's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

               m. Placement Agent. The Company acknowledges that it has not engaged any placement agent in connection with the conversion of the Preferred Shares. The Company shall be responsible for the payment of any placement agent's fees or brokers' commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

               n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               o. Remedies. Each Investor shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract relating to the subject matter hereof and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               p. Payment Set Aside. To the extent that the Company makes a payment or payments to the Investors hereunder or under the Notes or Security Agreement or the Investors enforce or exercise their rights hereunder or under the Notes or Security Agreement, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

               q. Mutual General Release.

                      (i) In consideration of the release set forth in Section 8(q)(ii), effective as of the Closing (the "EFFECTIVE TIME") each Investor, severally and not jointly, on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "INVESTOR RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(q)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "INVESTOR CLAIMS"), that any of the Investor Releasing Persons had or currently has against (i) the Company, (ii) any of the Company's current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Company's or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "COMPANY RELEASED PERSONS"), including, without limitation, Investor Claims arising out of or relating to the Series D Securities Purchase Agreement, the Waiver Agreement, the Series F Exchange Agreement, the Series B Securities Purchase Agreement, the Series H Securities Purchase Agreement, the Warrants, the Series D Certificate of Designations, the Series F Certificate of Designations, the Series D Registration Rights Agreement, the Series F Registration Rights Agreement, the Series B Registration Rights Agreement, the Series H Registration Rights Agreement or any of the Side Letter Agreements (collectively, the "RELEASED DOCUMENTS") other than Investor Claims arising after the Effective Time.

                           (ii) In further consideration of the Investors
entering into this Agreement, effective as of the Effective Time, the Company on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "COMPANY RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(q)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "COMPANY CLAIMS"), that any of the Company Releasing Persons had or currently has against (i) the Investors,
(ii) any of the Investors' respective current or former parents, shareholders, affiliates, subsidiaries, partners, predecessors or assigns, or (iii) any of the Investors' or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "INVESTOR RELEASED PERSONS"), including, without limitation, any Company Claims arising out of or relating to the Released Documents.

                           (iii) The Company and each of the Investors
acknowledge that the release set forth in Sections 8(q)(i) and 8(q)(ii) above does not affect (I) any claim which any Company Releasing Person or Investor Releasing Person may have under this Agreement, the Security Agreement, the Notes, Section 8 of the Series D Securities Purchase Agreement, Section 8 of the Series F Exchange Agreement, Section 8 of the Series H Securities Purchase Agreement, Section 7.5 of the Series B Securities Purchase Agreement, Sections 6 and 7 of the Series D Registration Rights Agreement, Sections 6 and 7 of the Series H Registration Rights Agreement, Sections 6 and 7 of the Series B Registration Rights Agreement, and Sections 6 and 7 of the Series F Registration Rights Agreement, Section 8 of Series C Securities Purchase Agreement entered into between the Company and the Investors on or about June 24, 1998 and Sections 6 and 7 of the related registration rights agreement, or (II) subject to the release of claims pursuant to this Section 8(q), the enforceability or effectiveness of any of the foregoing documents. For clarification purposes, the Series H Securities Purchase Agreement, Series H Registration Rights Agreement, Series H Certificate of Designations and all documents entered into in connection therewith other than the Series H Warrants are and shall remain in full force and effect.

                           (iv) It is the intention of each party that this
Section 8(q) shall be effective as a final accord and satisfaction and release of each and every Investor Claim and Company Claim, except as otherwise specifically provided in this Section 8(q). In furtherance of this intention, each party acknowledges that it is familiar with
Section 1542 of the California Civil Code which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT NOW KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party hereby waives and relinquishes every right or benefit which it may have under Section 1542 or the California Civil Code to the extent that it may lawfully waive such right or benefit pertaining to the subject matter of this Agreement. Each party acknowledges that the foregoing waiver was separately bargained for and is a key element of the Agreement of which this release is a part.

                                   * * * * * *

         IN WITNESS WHEREOF, the Investors and the Company have caused this Conversion and Exchange Agreement to be duly executed as of the date first written above.


COMPANY:                                   INVESTORS:

GENERAL MAGIC, INC.                        HALIFAX FUND, L.P.


By:  /s/ David H. Russian                  By:  /s/ Maurice Hryshko
     --------------------                       -------------------
     Name:  David H. Russian                    Name:  Maurice Hryshko
     Its:  Chief Financial Officer              Its:  Authorized Signatory

                                           PALLADIN PARTNERS I, L.P.


                                           By:  /s/ Maurice Hryshko
                                                -------------------
                                                Name:  Maurice Hryshko
                                                Its:  Authorized Signatory

                                           PALLADIN OVERSEAS FUND, LTD.


                                           By:  /s/ Maurice Hryshko
                                                -------------------
                                                Name:  Maurice Hryshko
                                                Its:  Authorized Signatory

                                           DeAM CONVERTIBLE ARBITRAGE FUND, LTD.


                                           By:  /s/ Maurice Hryshko
                                                -------------------
                                                Name:  Maurice Hryshko
                                                Its:  Authorized Signatory

                                           LANCER SECURITIES (CAYMAN) LTD.


                                           By:  /s/ Maurice Hryshko
                                                -------------------
                                                Name:  Maurice Hryshko
                                                Its:  Authorized Signatory

                              SCHEDULE OF INVESTORS

                                               NUMBER OF     NUMBER OF                                    NUMBER OF       ORIGINAL
                                                SERIES D      SERIES F      NUMBER OF     NUMBER OF      CONVERSION      PRINCIPAL
                                               PREFERRED     PREFERRED     CONVERSION      WARRANT      SHARES TO BE     AMOUNT OF
INVESTOR NAME            DWAC INSTRUCTIONS       SHARES        SHARES        SHARES         SHARES        EXCHANGED        NOTES
-------------            -----------------     ---------     ---------     ----------     ---------     ------------     ---------
HALIFAX FUND, L.P.       DTC#: 355 (CSFB)         61            230         3,813,434      872,088         400,425       $1,042,264
                         Account#: 700250

PALLADIN PARTNERS I,     DTC#: 355 (CSFB)          2             12           186,705       36,734          19,605       $   50,143
L.P.                     Account#: 700370

PALLADIN OVERSEAS        DTC#: 355 (CSFB)          1              7           107,181       20,990          11,254       $   28,653
FUND, LTD.               Account#: 700390

DeAM CONVERTIBLE         DTC#: 355 (CSFB)          6             22           366,521       62,974          38,486       $  100,287
ARBITRAGE FUND, LTD.     Account#: 702600

LANCER SECURITIES        DTC#: 355 (CSFB)          1              7           107,181       20,990          11,254       $   28,653
(CAYMAN) LTD.            Account#: 700710

LIST OF EXHIBITS

EXHIBIT A                  Form of Secured Note
EXHIBIT B                  Form of Company Counsel Opinion
EXHIBIT C                  UCC Financing Statement

                                                                       EXHIBIT A

                       5% SECURED NOTE DUE APRIL 15, 2003

                                       OF

                               GENERAL MAGIC, INC.


NOTE NO.:                                ORIGINAL PRINCIPAL AMOUNT: $___________
ISSUANCE DATE:  OCTOBER 15, 2001                              NEW YORK, NEW YORK


         THIS SECURED NOTE ("NOTE") is one of a duly authorized issue of Secured Notes of GENERAL MAGIC, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "MAKER"), designated as the Maker's 5% Secured Notes Due April 15, 2003 (the "MATURITY DATE") in an aggregate principal amount of up to One Million Two Hundred Fifty Thousand U.S. Dollars (U.S. $1,250,000) (the "NOTES").

         FOR VALUE RECEIVED, the Maker hereby promises to pay to the order of [PALLADIN ENTITY] or its registered assigns or successors-in-interest (the "HOLDER") the principal sum of [____________________________] Dollars (U.S.
[$___________]), together with all accrued but unpaid interest thereon, if any, on or prior to the Maturity Date, in accordance with the terms hereof, and to pay interest on the unpaid principal balance hereof at the rate of 5% per annum from the date of original issuance hereof (the "ISSUANCE DATE") until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Note shall accrue daily commencing on the Issuance Date, shall be compounded quarterly at the end of each calendar quarter and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest from and after the occurrence and during the continuance of a default pursuant to
Section 4(a), at the per annum rate (the "DEFAULT RATE") equal to 7.0% above the rate otherwise applicable thereto. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal (against the latest scheduled principal repayment).

         All payments of principal, interest and any other sums payable under this Note shall be made to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. All such payments due under this Note shall be made in lawful money of the United States of America by Maker check or by wire transfer of immediately available funds, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings or liabilities with respect thereto, and there shall not be any other defenses, offsets, set-offs, claims, counterclaims, recoupments, credits or deductions of any kind. The Maker may prepay at any time and from time to time without penalty all or a portion of the amount owed hereunder. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day. For purposes of this Note, "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

         After all of the principal amount and accrued but unpaid interest at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Conversion and Exchange Agreement dated on or about the Issuance Date pursuant to which the Notes were originally issued (the "EXCHANGE AGREEMENT").

         The following terms and conditions shall apply to this Note:

         SECTION 1. PAYMENTS OF INTEREST AND PRINCIPAL.

                  (a) Interest. The Maker shall pay the accrued but unpaid interest due hereunder in cash quarterly in arrears commencing on January 15, 2002 and on each April 15, July 15, October 15 and January 15 thereafter and on the Maturity Date.

                  (b) Principal. The Maker shall repay the original principal amount of this Note in cash in quarterly installments in the amounts and on the repayment dates indicated below, together with the interest payments due pursuant to subsection (a) above:


PERCENTAGE OF ORIGINAL PRINCIPAL
  AMOUNT HEREUNDER TO BE REPAID                        REPAYMENT DATE
--------------------------------                       --------------
                12%                                   January 15, 2002
                12%                                   April 15, 2002
                12%                                   July 15, 2002
                12%                                   October 15, 2002
                24%                                   January 15, 2003
Entire remaining outstanding amount                   April 15, 2003

         SECTION 2. LIMITATIONS ON INCURRENCE OF INDEBTEDNESS. So long as any principal amount of Notes is outstanding, the Maker and its subsidiaries shall not, without the affirmative vote of the holders of at least 75% of the principal amount of the Notes then outstanding, incur any additional indebtedness for borrowed money which is senior to the Notes other than Permitted Senior Indebtedness (as such term is defined in the Security Agreement).

         SECTION 3. SECURITY AGREEMENT. The Maker's obligations under this Note are secured by the Collateral (as defined in the Security Agreement) pursuant to the terms of the Security Agreement. This Note is issued pursuant to the Exchange Agreement and is subject to the terms and conditions set forth in the Exchange Agreement and Security Agreement.

         SECTION 4. DEFAULTS AND REMEDIES.

                  (a) Events of Default. An "EVENT OF DEFAULT" is:

                  (i) a default in payment of the principal amount or accrued but unpaid interest thereon of any of the Notes on the date such payment is due and which such default continues for ten (10) days after notice of such non-payment;

                  (ii) failure by the Maker for twenty (20) days after written notice to it to comply with any material provision or covenant of any of the Notes, the Exchange Agreement, the Security Agreement, or any other agreement between the Maker and Holder;

                  (iii) any warranty, representation or statement made or furnished by Maker to Holder, or the Collateral Agent (as defined in the Security Agreement) on behalf thereof, under this Note, the Security Agreement, the Exchange Agreement, or any other agreement between the Maker and the Holder or any certificate or schedule required thereby is false or misleading in any material respect, when made;

                  (iv) if the Maker is subject to any Bankruptcy Event (as defined below);

                  (v) the Security Agreement ceases to be in full force and effect (including failure to create a valid and perfected security interest or lien in the Collateral (except to the extent the perfection of deposit accounts or cash is qualified in Sections 2.2(a) and 2.2(p) of the Security Agreement)) at any time and for any reason;

                  (vi) a material adverse change has occurred in the condition, value or operation of a material portion of the Collateral;

                  (vii) commencement of foreclosure, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Maker against the Collateral or any other collateral securing the Indebtedness in excess of $50,000 individually or in the aggregate. This includes a garnishment of any of Maker's accounts, including without limitation deposit accounts. However, this Event of Default shall not apply if there is a good faith dispute by Maker as to the validity or reasonableness of the claim which is the basis of the creditor proceeding and if Maker gives the Collateral Agent written notice of the creditor proceeding and deposits with the Collateral Agent monies or a surety bond for the creditor proceeding, in an amount determined by the Collateral Agent, in its reasonable discretion, as being an adequate reserve or bond for the dispute;

                  (viii) the dissolution or termination of the Maker's existence as a going concern; or

                  (ix) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Maker or for money borrowed the repayment of which is guaranteed by the Maker, whether such indebtedness or guarantee now exists or shall be created hereafter.

                  For purposes hereof, "BANKRUPTCY EVENT" means any of the following events: (a) the Maker or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, or liquidation or similar law of any jurisdiction relating to the Maker or any subsidiary thereof; (b) there is commenced against the Maker or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Maker or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Maker or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Maker or any subsidiary makes a general assignment for the benefit of creditors; (f) the Maker or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Maker or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Maker or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  (b) Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Holder may declare all of the then outstanding principal amount of this Note and all other Notes held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (iv) of Section 4(a), this Note shall become due and payable without further action or notice. The Maker shall pay interest on such amount at the Default Rate to the Holder if such amount is not paid within 7 days of Holder's request. The remedies under this Note shall be cumulative. Holder may hire or pay a reputable collection agent to help collect this Note if the Maker does not pay. The Maker will pay the Holder the reasonable costs of any such collection.

         SECTION 5. GENERAL.

                  (a) Payment of Expenses. The Maker agrees to pay all reasonable charges and expenses which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note. This includes, without limitation and subject to any limits under applicable law, Holder's reasonable collection costs under Section 4(b) and Holder's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. If not prohibited by applicable law, the Maker also will pay any court costs, in addition to all other sums provided by law.

                  (b) Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

                  (c) Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Maker and Holder.

                  (d) Assignment, Etc. The Holder may assign or transfer this Note to any transferee. The Holder shall notify the Maker of any such assignment or transfer prior to or within a reasonable time after such assignment or transfer. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns.

                  (e) Waiver.

                      (i) No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time. The release of any party liable under this Note shall not operate to release any other party liable under this Note.

                      (ii) Except as otherwise provided herein, the Maker and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, all other notices whatsoever and bringing of suit and diligence in taking any action to collect amounts called for hereunder, and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

                  (f) Governing Law; Jurisdiction.

                      (i) Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                      (ii) Jurisdiction. The Maker irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note. The Maker irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

                           The Maker agrees that the service of process upon it
mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Maker agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                      (iii) NO JURY TRIAL. THE MAKER HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE.

                  (g) Replacement Notes. This Note may be exchanged by the Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding principal amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Maker that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Maker an agreement reasonably satisfactory to the Maker to indemnify the Maker from any loss incurred by it in connection with the Note.

                  (h) Notices Procedures. All notices shall be delivered in accordance with Section 4.5 of the Security Agreement.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed on the day and in the year first above written.


                                                     GENERAL MAGIC, INC.


                                                     By:________________________
                                                     Name:
                                                     Title:



Attest:



Sign:________________________
     Print Name:

                                                                       EXHIBIT C

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
------------------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER (optional)

------------------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)





                                                                                       THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one name (1a or 1b) - do not abbreviate or combine names

   ---------------------------------------------------------------------------------------------------------------------------------
   1a.  ORGANIZATION'S NAME

OR   General Magic, Inc.
   ---------------------------------------------------------------------------------------------------------------------------------
   1b.  INDIVIDUAL'S LAST NAME                    FIRST NAME                   MIDDLE NAME                        SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c.  MAILING ADDRESS                              CITY                       STATE  POSTAL CODE                   COUNTRY

     420 North Mary Avenue                        Sunnyvale                  CA      94086                         USA
------------------------------------------------------------------------------------------------------------------------------------
1d. TAX ID #: SSN OR EIN      ADD'L INFO RE     1e. TYPE OF ORGANIZATION    1f.  JURISDICTION OF    1g. ORGANIZATIONAL ID #, if any
                              ORGANIZATION                                       ORGANIZATION
                              DEBTOR
                                                      Corporation                  Delaware                 2386010      [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   --------------------------------------------------------------------------------------------------------------------------------
   2a.  ORGANIZATION'S NAME

OR
   ---------------------------------------------------------------------------------------------------------------------------------
   2b.  INDIVIDUAL'S LAST NAME                    FIRST NAME                   MIDDLE NAME                        SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c.  MAILING ADDRESS                              CITY                       STATE  POSTAL CODE                   COUNTRY


------------------------------------------------------------------------------------------------------------------------------------
2d. TAX ID #: SSN OR EIN      ADD'L INFO RE     2e. TYPE OF ORGANIZATION    2f.  JURISDICTION OF    2g. ORGANIZATIONAL ID #, if any
                              ORGANIZATION                                       ORGANIZATION
                              DEBTOR
                                                                                                                         [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME OF TOTAL ASSIGNEE OF ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
   --------------------------------------------------------------------------------------------------------------------------------
   3a.  ORGANIZATION'S NAME

OR   Halifax Fund, L.P., as Collateral Agent
   ---------------------------------------------------------------------------------------------------------------------------------
   3b.  INDIVIDUAL'S LAST NAME                    FIRST NAME                   MIDDLE NAME                        SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c.  MAILING ADDRESS                              CITY                       STATE  POSTAL CODE                   COUNTRY

     195 Maplewood Avenue                         Maplewood                  NJ      07040                         USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following collateral:


     All Assets of Debtor







   No. of additional sheets presented:   0
------------------------------------------------------------------------------------------------------------------------------------
5.  ALTERNATIVE DESIGNATION (if applicable): [ ] LESSEE/LESSOR  [ ] CONSIGNEE/CONSIGNOR  [ ] BAILEE/BAILOR
                                             [ ] SELLER/BUYER   [ ]  AG. LIEN            [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6.  [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
        Attach Addendum (if applicable)

------------------------------------------------------------------------------------------------------------------------------------
7.  Check to REQUEST SEARCH REPORT(S) on Debtor(s)                     [ ]  All Debtors    [ ]  Debtor 1    [ ]  Debtor 2
    (ADDITIONAL FEE)

------------------------------------------------------------------------------------------------------------------------------------
8.  OPTIONAL FILER REFERENCE DATA

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FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)
